SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                ------------


                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              ----------------
                             SEPTEMBER 27, 1999
              Date of Report (Date of Earliest Event Reported)


                            ASARCO INCORPORATED
           (Exact name of Registrant as specified in its charter)


           DELAWARE                      1-164                  13-492440
(State or Other Jurisdiction of    (Commission File          (IRS Employer
Incorporation or Organization)           Number)           Identification No.)


180 MAIDEN LANE, NEW YORK, NEW YORK                              10038
(Address of Principal Executive Office)                        (Zip Code)


                               (212) 510-2000
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS.

On September 27, 1999, Asarco Cyprus Incorporated, ACO Acquisition Corp., CAM Acquisistion Corp., ASARCO Incorporated ("ASARCO") and Cyprus Amax Minerals Company ("Cyprus Amax") entered into Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger governing the previously announced business combination of ASARCO and Cyprus Amax. Amendment No. 1, among other things, enables the parties to explore alternatives to the Merger Agreement until October 5, 1999. A copy of Amendment No. 1 is attached as Exhibit 99.1 and incorporated herein by reference. On September 28, 1999, ASARCO issued a press release relating to Amendment No. 1, a copy of which is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

            (c)   Exhibits

                  99.1 Amendment No. 1, dated as of September 27, 1999, amending the Agreement and Plan of Merger, dated as of July 15, 1999, among Asarco Cyprus Incorporated, ACO Acquisition Corp., CAM Acquisition Corp., ASARCO Incorporated and Cyprus Amax Minerals Company.

                  99.2 Press release of ASARCO Incorporated, dated September 28, 1999.





                              SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            ASARCO INCORPORATED



                              By: /s/ Francis R. McAllister
                                  --------------------------------------------
                                  Name: Francis R. McAllister
                                  Title: Chairman and Chief Executive Officer


Date:  September 28, 1999



                            EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION                          PAGE NO.

99.1 Amendment No. 1, dated as of September 27, 1999, amending the Agreement and Plan of Merger, dated as of July 15, 1999, among Asarco Cyprus Incorporated, ACO Acquisition Corp., CAM Acquisition Corp., ASARCO Incorporated and Cyprus Amax Minerals Company.

99.2               Press Release of ASARCO Incorporated, dated
                   September 28, 1999.